Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces Record 1Q 2019 Earnings

Oklahoma City, OK, April 30, 2019 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended March 31, 2019.  "We are pleased to announce record pre-tax income for our first quarter results.  Our first quarter performance shows continued balance sheet growth, especially in our core deposits.  That growth, combined with our excellent efficiency ratio and asset quality, continues to produce outstanding returns in both  average assets and average tangible common equity.  These results were achieved despite incurring additional costs related to our status as a public company and the addition of our Tulsa loan production office,” said Thomas L. Travis, President and CEO of the Company.

Three months ended March 31, 2019 compared to three months ended March 31, 2018:

-	Pre-tax income of $6.8 million, a 7.43% increase
-	Adjusted income of $5.1 million, a 8.9% increase
-	Interest income on loans, including loan fee income, totaled $11.6 million, a 7.36% increase
-	Net interest margin, excluding loan fee income, of 4.93%, a 28 basis point increase

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At March 31, 2019 the Tier 1 leverage ratio, common equity Tier 1 risk-based capital ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 12.18%, 16.05%, 16.05%, and 17.30% respectively for the Bank.  At March 31, 2019 the Tier 1 leverage ratio, common equity Tier 1 risk-based capital ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 12.05%, 15.87%, 15.87%, and 17.13% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision net income is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense, which some investors may consider to be a more appropriate comparison given our S Corporation status prior to September 2018.  We calculate our adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined C Corporation effective tax rate for federal and state income taxes of 25.0% and 26.0% in the first quarter of 2019 and 2018, respectively.  This calculation illustrates only the change from our status as a S Corporation into a C Corporation and does not give effect to any other transaction.  However, we acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended March 31,
(Dollars in thousands, except per share data)	2019	2018
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$11,622	$10,825
Loan fee income	(1,289)	(1,832)
Loan interest income excluding loan fee income	$10,333	$8,993

Average total loans	$586,408	$566,021
Yield on loans (including loan fee income)	8.04%	7.65%
Yield on loans (excluding loan fee income)	7.15%	6.44%

Net interest margin (excluding loan fees)
Net interest income	$10,353	$9,861
Loan fee income	(1,289)	(1,832)
Net interest income excluding loan fees	$9,064	$8,029

Average earning assets	$745,739	$690,139
Net interest margin (including loan fee income)	5.63%	5.72%
Net interest margin (excluding loan fee income)	4.93%	4.72%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,821	$6,349
Plus: Provision (reversal of) for loan losses	-	(100)
Pre-tax, pre-provision net earnings	$6,821	$6,449

Adjusted provision for income tax
Net income before income taxes	$6,821	$6,349
Total effective adjusted tax rate	25.0%	26.0%
Adjusted provision for income taxes	$1,705	$1,651

Adjusted net income
Net income before income taxes	$6,821	$6,349
Adjusted provision for income taxes	1,705	1,651
Adjusted net income	$5,116	$4,698

Adjusted ratios and per share data
Adjusted net income (numerator)	$5,116	$4,698

Average assets (denominator)	$754,176	$700,983
Adjusted return on average assets	2.75%	2.72%

Average shareholders' equity (denominator)	$90,813	$71,410
Adjusted return on average shareholders' equity	22.85%	26.10%

Average tangible common equity (denominator)	$88,839	$69,261
Adjusted return on average tangible common equity	23.35%	27.51%

Weighted average common shares outstanding basic (denominator)	10,187,500	7,287,500
Adjusted net income per common share--basic	0.50	0.64

Weighted average common shares outstanding diluted (denominator)	10,187,500	7,287,500
Adjusted net income per common share--diluted	0.50	0.64

Tangible assets
Total assets	$787,236	$706,565
Less: Goodwill	(1,943)	(2,149)
Tangible assets	$785,293	$704,416

Tangible shareholders' equity
Total shareholders' equity	$93,753	$75,524
Less: Goodwill	(1,943)	(2,149)
Tangible shareholders' equity	$91,810	$73,375

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$91,810	$73,375
Tangible assets (denominator)	$785,293	$704,416
Tangible common equity to tangible assets	11.69%	10.42%

End of period common shares outstanding	10,187,500	7,287,500
Book value per share	$9.20	$10.36
Tangible book value per share	$9.01	$10.07
Total shareholders' equity to total assets	11.91%	10.69%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended March 31,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$158,068	$956	2.45%	$123,069	$515	1.67%
Investment securities(2)	1,055	—	0.00	1,049	—	0.00
Loans held for sale	208	—	0.00	71	—	0.00
Total loans(3)	586,408	10,333	7.15	565,950	8,992	6.36
Total interest-earning assets	745,739	11,289	6.14	690,139	9,507	5.51
Noninterest-earning assets	8,437			10,844
Total assets	$754,176			$700,983

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$285,289	1,299	1.85%	$211,585	613	1.16%
Time deposits	192,499	925	1.95	243,319	806	1.33
Total interest-bearing deposits	477,788	2,224	1.89	454,904	1,419	1.25
Other borrowings	—	—	0.00	5,369	60	4.47
Total interest-bearing liabilities	477,788	2,224	1.89	460,273	1,479	1.29

Noninterest-bearing liabilities:
Noninterest-bearing deposits	179,801			165,974
Other noninterest-bearing liabilities	5,774			3,326
Total noninterest-bearing liabilities	185,575			169,300
Shareholders’ equity	90,813			71,410
Total liabilities and shareholders’ equity	$754,176			$700,983

Net interest income excluding loan fee income		$9,064			$8,029
Net interest spread excluding loan fee income(4)			4.25%			4.22%
Net interest margin excluding loan fee income			4.93%			4.65%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended March 31,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$158,068	$956	2.45%	$123,069	$515	1.67%
Investment securities(2)	1,055	—	0.00	1,049	—	0.00
Loans held for sale	208	—	0.00	71	—	0.00
Total loans(3)	586,408	11,622	8.04	565,950	10,825	7.65
Total interest-earning assets	745,739	12,578	6.84	690,139	11,340	6.57
Noninterest-earning assets	8,437			10,844
Total assets	$754,176			$700,983

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$285,289	1,299	1.85%	$211,585	613	1.16%
Time deposits	192,499	925	1.95	243,319	806	1.33
Total interest-bearing deposits	477,788	2,224	1.89	454,904	1,419	1.25
Other borrowings	—	—	0.00	5,369	60	4.47
Total interest-bearing liabilities	477,788	2,224	1.89	460,273	1,479	1.29

Noninterest-bearing liabilities:
Noninterest-bearing deposits	179,801			165,974
Other noninterest-bearing liabilities	5,774			3,326
Total noninterest-bearing liabilities	185,575			169,300
Shareholders’ equity	90,813			71,410
Total liabilities and shareholders’ equity	$754,176			$700,983

Net interest income excluding loan fee income		$10,353			$9,861
Net interest spread excluding loan fee income(4)			4.95%			5.29%
Net interest margin excluding loan fee income			5.63%			5.72%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands, exceper per share data	Unaudited as of
Assets	March 31,	December 31,
	2019	2018

Cash and due from banks	$156,149	$128,090
Interest-bearing time deposits in other banks	34,277	31,759
Loans, net	578,790	592,078
Loans held for sale	207	512
Premises and equipment, net	8,289	7,753
Nonmarketable equity securities	1,055	1,055
Foreclosed assets held for sale	110	110
Goodwill and intangibles	1,943	1,995
Interest receivable and other assets	6,416	7,159

Total assets	$787,236	$770,511

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$185,351	$201,159
Interest-bearing	501,325	474,744

Total deposits	686,676	675,903

Borrowings	-	-
Income taxes payable	3,650	1,913
Interest payable and other liabilities	3,157	4,229

Total liabilities	693,483	682,045

Common stock	102	102
Additional paid-in capital	80,446	80,275
Retained earnings	13,205	8,089

Total shareholders’ equity	93,753	88,466

Total liabilities and shareholders’ equity	$787,236	$770,511

Bank7 Corp.
Consolidated Quarterly Statements of Income

	Unaudited as of
	Quarter Ended
	March 31,
Dollars in thousands, exceper per share data	2019	2018
Interest Income
Loans, including fees	$11,622	$10,825
Interest-bearing time deposits in other banks	417	149
Interest-bearing deposits in other banks	538	366

Total interest income	12,577	11,340

Interest Expense
Deposits	2,224	1,419
Other borrowings	-	60

Total interest expense	2,224	1,479

Net Interest Income	10,353	9,861

Provision for Loan Losses	-	100

Net Interest Income After Provision for Loan Losses	10,353	9,761

Noninterest Income
Secondary market income	37	40
Service charges on deposit accounts	60	80
Other	126	144

Total noninterest income	223	264

Noninterest Expense
Salaries and employee benefits	2,171	2,150
Furniture and equipment	159	157
Occupancy	343	291
Data and item processing	262	233
Accounting, marketing and legal fees	147	34
Regulatory assessments	32	126
Advertising and public relations	186	187
Travel, lodging and entertainment	42	193
Other	413	305

Total noninterest expense	3,755	3,676

Income Before Taxes	6,821	6,349
Income tax expense	1,705	-
Net Income	$5,116	$6,349

Basic earnings per common share	$0.50	$0.87
Diluted earnings per common share	0.50	0.87
Weighted average common shares outstanding - basic and diluted	10,187,500	7,287,500

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate eight branches in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its first quarter 2019 results, which will be broadcast live over the Internet, on Tuesday, April 30, 2019 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://services.choruscall.com/links/bsvn190430.html.  For those who cannot listen to the live call, a replay will be available through May 14, 2019 and may be accessed by dialing 1-877-344-7529 and using pass code 10130723. Also, an archive of the webcast will be available shortly after the call at https://services.choruscall.com/links/bsvn190430.html for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,”
“expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including adjusted net income, adjusted earnings per share, adjusted return on average assets and adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:
Thomas Travis
President & CEO
(405) 810-8600